                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549
                               -------------

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): March 12, 1998


                           THE ADVEST GROUP, INC.
           (Exact name of Registrant as specified in its charter)



     Delaware                  1-8408               06-0950444
(State or other juris-        (Commission          (IRS employer
diction of incorporation)     file number)         identification no.)



         90 State House Square, Hartford CT            06103
         (Address of principal executive offices)      (Zip code)



    Registrant's telephone number, including area code: (860) 509-1000



                                 No change
    (Former name or former address, if changed since last report)


                                Page 1 of 8
                          Exhibit Index on Page 3
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Item 5. Other Events.

On March 12, 1998 the Board of Directors of The Advest Group, Inc. approved an amendment to the Company's existing Shareholder Rights Agreement (the "Plan"). The amendment extends the terms of the Plan an additional 10 years to October 31, 2008, increases the exercise price from $30 to $60, and makes other changes. Absent an amendment, the Rights would have expired on October 31, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

      (c)    Exhibits:

Number Exhibit                                               Page No.
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99     Press Release dated March 12, 1998 concerning
       modifications to Shareholder Rights Agreement             3

4      Amendment to Shareholder Rights
       Agreement of the Registrant dated as of March 12, 1998
       between the Registrant and Bank Boston, N.A.              4


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE ADVEST GROUP, INC.


Date:    March 13, 1998            By: /s/ ALLEN WEINTRAUB
                                           Allen Weintraub
                                           Chairman of the Board and
                                           Chief Executive Officer

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                               EXHIBIT INDEX

Number    Exhibit                                         Page No.
------------------------------------------------------------------
99        Press Release dated March 12, 1998 concerning
          modifications to Shareholder Rights Agreement       3

4         Amendment to Shareholder Rights
          Agreement of the Registrant dated
          as of March 12, 1998 between the Registrant
          and Bank Boston, N.A.                               4

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                                                           Exhibit 99

Advest
--------------------------------------------------------------------------
News Release
For Immediate Release

Contacts: Allen Weintraub, Chairman and Chief Executive Officer
                (860) 509 1000 ext. 2413
          David A. Horowitz, Assistant General Counsel
                (860) 509 1000 ext. 2581

                     The Advest Group, Inc. Announces
                   Extension of Shareholder Rights Plan

     Hartford, CT. March 12, 1998 -- The Advest Group, Inc. today announced that its Board of Directors has amended the Company's existing Shareholder Rights Plan. The amended Plan extends the term of the Rights an additional 10 years to October 31, 2008, increases the exercise price from $30 to $60, and makes other minor changes. Absent an amendment, the Rights would have expired on October 31, 1998.

     "In amending the Plan, we have expressed our confidence in Advest's future and believe we have enhanced our shareholders' ability to participate fully in that future," said Allen Weintraub, Chairman and Chief Executive Officer of The Advest Group.

     The Advest Group, Inc. is a diversified financial services company listed on the New York Stock Exchange under the symbol ADV. Advest, Inc., its principal subsidiary, provides brokerage, investment banking and asset management services to retail and institutional investors through 85 sales offices in 16 states and Washington, DC.

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                                                           Exhibit 4

                                 AMENDMENT
                      TO SHAREHOLDER RIGHTS AGREEMENT


     This Amendment is made as of March 12, 1998 between THE ADVEST GROUP, INC., a Delaware corporation (the "Company"), and BANK BOSTON N.A., a national banking association, as successor Rights Agent (the "Rights Agent"), to the Shareholder Rights Agreement, dated as of October 31, 1988, as amended (the "Agreement") between the Company and The Connecticut Bank and Trust Company, N.A., the original Rights Agent.

     Pursuant to Section 26 of the Agreement, the Company and the Rights Agent, as directed by the Company, hereby agree to amend the Agreement as follows:

      Section 1(a) of the Agreement is hereby amended to read in its entirety as follows:

     1(a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company (as such term is hereinafter defined), (iii) any employee benefit plan of the Company or any Subsidiary of the Company (as such term is hereinafter defined) or (iv) any entity or Person holding shares of Common Stock organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any such plan. The Persons described in Clauses (i) through (iv) above are referred to herein as "Exempt Persons." Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of (i) an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the entire Board of Directors of the Company to be in the best interests of the Company and its stockholders or (2) an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person".

      Section 7(a) of the Agreement is amended to read in its entirety as follows:

     7(a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse

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side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Exercise Price for the total number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, at or prior to the earlier of
(i) the close of business on October 31, 2008 (the "Final Expiration Date") or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the earlier of (i) or (ii) being herein referred to as the "Expiration Date"). Except as set forth in Section 7(e) hereof and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock may exercise all of the rights of a registered holder of a Right
Certificate with respect to the Rights associated with such shares of Common Stock in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock.

     Section 7(b) of the Agreement is amended to read in its entirety as follows:

     7(b) The Exercise price for each share of Common Stock pursuant to the exercise of a Right as of the date of the March 12, 1998 Amendment to this Agreement shall be $60, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in lawful money of the United States of America in accordance with
Section 7(c) below.

     Section 11(a)(iii) of the Agreement is hereby amended by adding the following after the last sentence thereof:

If and to the extent that the Board of Directors of the Company shall have determined that any legal or contractual restrictions prevent the Company from paying any amounts required to be paid hereunder in accordance with this Section 11(a)(iii), the Company shall pay to the holders of Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis. The Company shall continue to make payments on a pro rata basis as funds become available until such payments have been paid in full.

     Section 23(a) of this Agreement is amended to read in its entirety as follows:

     23(a) The Board of Directors of the Company may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, subject to adjustments as provided in
Section 23(d) hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The Rights may not be redeemed at any time after the earliest of 5:00 p.m., Hartford time, on (i) the tenth day after the Stock Acquisition Date, (ii) the date on which the Board of Directors shall declare any Person to be an Adverse Person, (iii) the date on which a
Section 13 Event occurs, or (iv) the Final Expiration Date.
Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired.

     Section 26 of the Agreement is amended to read in its entirety as follows:

     Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent

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shall, if the Company so directs, supplement or amend any provision of this
Agreement as the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common
Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holder of Right Certificates in order (i) to cure any ambiguity,
(ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person, an Adverse Person or any Affiliate or Associate of an Acquiring Person or an Adverse Person); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and the benefits to, the holders of Rights. Upon the delivery of such certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made on or after the Distribution Date which changes the Redemption Price, the Final Expiration Date, the Exercise Price or the number of shares of Common Stock for which a Right is exercisable or which affects any right vested in the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

     The Agreement is further amended by adding new Section 23A, after
     Section 23 and before Section 24, which shall read as follows:

     Section 23A. Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time (1) after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of a Section 13(a) Event, any Rights that theretofore have not been exchanged pursuant to this Section 23A shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this
Section 23A. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

     (b)Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this

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Section 23A and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

     (c) The Company may at its option and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights as contemplated in accordance with this Section 23A, the Company shall, substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of preferred stock or fraction thereof such that the current Fair Market Value of one share of preferred stock multiplied by such number or fraction is equal to the current Fair Market Value of one share of Common Stock as of the date of such exchange.

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Corporate Seal]                        THE ADVEST GROUP, INC.
ATTEST:


By: /S/ DAVID A. HOROWITZ             By: /S/ ALLEN WEINTRAUB
    David A. Horowitz                    Allen Weintraub
    Vice President                       Chief Executive Officer

[Corporate Seal]                        BANK BOSTON, N.A.
ATTEST:


By: /S/   MARGARET DUNN               By: /S/ MICHAEL J. LAPOLLA
    Name: Margaret Dunn                   Name: Michael J. LaPolla
    Title: Account Manager                Title: Administration Manager